SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                           GENERAL BEARING CORPORATION
                 (Exact name of issuer as specified in charter)

          DELAWARE                    0-22053                      13-2796245
(State or Other Jurisdiction        (Commission                 (I.R.S. Employer
    of Incorporation or                 file                     Identification
       Organization)                  number)                        Number)

                                 44 HIGH STREET
                           WEST NYACK, NEW YORK 10994
                    (Address of principal executive offices)

                                 (845) 358-6000
              (Registrant's telephone number, including area code)


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Item 5 - Other Events and Required Regulation FD Disclosure.

      On April 28, 2004, General Bearing Corporation (the "Company") issued a press release announcing that it received a letter from a group of current stockholders led by Seymour I. Gussack, Chairman of the Company's Board of Directors, David L. Gussack, Chief Executive Officer and Director, and Directors Robert E. Baruc and Nina M. Gussack, expressing the group's consideration of taking the Company private through a tender offer for all of the outstanding shares of the Company not owned by the group. The press release concerning the contemplated going-private transaction is attached to this report as Exhibit
99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits-

            99.1 Press Release of the Company dated April 28, 2004

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                                   Signatures

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               GENERAL BEARING CORPORATION


Date: April 29, 2004                           By: /s/ David L. Gussack
                                                   -----------------------------
                                                       David L. Gussack
                                                       Chief Executive Officer

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                           GENERAL BEARING CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX

      Exhibit No.

            99.1 Press Release of the Company dated April 28, 2004